WISDOMTREE TRUST

WisdomTree Europe Defense Fund (WDEF)

(the “Fund”)

Supplement dated March 5, 2026, to the currently effective Summary Prospectus for the Fund

The following information supplements and should be read in conjunction with the Summary Prospectus for the Fund.

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Defense Index (the “Index”).

Effective March 20, 2026 (the “Effective Date”), the Index methodology will be revised to provide that Index constituents will be weighted by market capitalization, adjusted by each constituent’s Exposure Score. In addition, the Index methodology will be revised to change the Index’s rebalance and reconstitution frequency from semi-annual to quarterly.

Accordingly, as of the Effective Date, the following changes are made to the Fund’s Summary Prospectus:

The fifth paragraph under the heading “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the paragraph below.

The Index has between 20 and 100 constituents with a maximum weight of 12.5% for “Exposure Score 3” constituents and 4.5% for “Exposure Score 2” and “Exposure Score 1” constituents. Generally, at each rebalance, the constituents are weighted by their market capitalization adjusted for their exposure score, subject to the individual constituent weight cap and, if applicable, a liquidity adjustment. The Index is rebalanced and reconstituted quarterly.

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The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-WDEF-0326